IVY FUNDS, INC.

Supplement dated November 14, 2006
to
Statement of Additional Information dated July 31, 2006
and supplemented August 25, 2006

The following supplements and replaces the disclosure regarding the Shareholder Servicing Agreement in the section entitled Shareholder Services:

Effective September 1, 2006, the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares has been revised so that each Fund (other than Ivy Money Market Fund) pays WRSCO an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WRSCO has agreed to reduce those fees if the number of total Fund accounts within the Complex reaches certain levels. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales), WRSCO has agreed to reduce its per account fees charged to the Funds to $6.00 per account, with the Funds bearing the remainder of the costs charged by the financial services companies (which historically has averaged $6.00 per account but could be $20.00, or higher, per account).

Ivy Money Market Fund pays an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month. In addition, for Class A shares of each of Ivy Limited-Term Bond Fund and Ivy Money Market Fund, the Fund also pays WRSCO a monthly fee of $0.75 for each shareholder check it processes.

With respect to Class Y shares, each Fund pays WRSCO an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R shares, each Fund pays WRSCO an amount payable on the first day of the month equal to 1/12 of 0.20 of 1% of the average daily net assets of the Class for the preceding month.

Fees paid to WRSCO under the Shareholder Servicing Agreement during the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004 were as follows:

	2006		2005		2004
Ivy Asset Strategy Fund	$370,368		$159,076		$132,733
Ivy Capital Appreciation Fund	$62,745		$15,295		$8,448
Ivy Core Equity Fund	$653,721		$718,653		$739,639
Ivy High Income Fund	$164,109		$122,520		$83,750
Ivy Large Cap Growth Fund	$454,093		$349,137		$191,716
Ivy Limited-Term Bond Fund	$133,522		$131,756		$125,656
Ivy Mid Cap Growth Fund	$285,580		$233,150		$183,023
Ivy Money Market Fund	$121,524	*	$120,620	*	$59,797	*
Ivy Municipal Bond Fund	$33,255		$32,539		$34,539
Ivy Science and Technology Fund	$660,648		$526,975		$487,663
Ivy Small Cap Growth Fund	$1,099,522		$1,046,524		$1,003,524

Each Fund, or IICO (including any affiliate of IICO), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account. These payments range from an annual fee of $12.00 to $20.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month.

The Funds also pay certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by IFDI, IICO or WRSCO. Out-of-Pocket expenses of WRSCO paid during the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004 were as follows:

	2006		2005		2004
Ivy Asset Strategy Fund	$137,767		$63,655		$58,313
Ivy Capital Appreciation Fund	$25,681		$6,271		$3,781
Ivy Core Equity Fund	$263,720		$327,727		$338,503
Ivy High Income Fund	$60,246		$47,178		$31,027
Ivy Large Cap Growth Fund	$138,506		$127,374		$59,370
Ivy Limited-Term Bond Fund	$58,560		$59,005		$64,687
Ivy Mid Cap Growth Fund	$115,794		$122,387		$111,962
Ivy Money Market Fund	$58,013	*	$85,549	*	$36,480	*
Ivy Municipal Bond Fund	$15,071		$14,985		$16,187
Ivy Science and Technology Fund	$247,277		$220,498		$217,948
Ivy Small Cap Growth Fund	$359,763		$374,036		$389,810

*Of these total payments, the amounts of $64,000, $127,026 and $34,000 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively, were voluntarily reimbursed by IFDI and WRSCO to the Ivy Money Market Fund.

The following is information regarding the Board of Directors of Ivy Funds, Inc.:

As of September 29, 2006, Michael G. Smith, a member of the Board of Directors, is deemed an "interested person" (as defined in the Investment Company Act of 1940, as amended), by virtue of his ownership of shares of Merrill Lynch & Co., Inc. (Merrill Lynch). On that date, Merrill Lynch became the owner of approximately 48% of BlackRock, Inc., the parent company of BlackRock Capital Management, Inc., the investment sub-adviser to the Ivy Small Cap Value Fund, a series of Ivy Funds.

The following supplements the information regarding additional commissions paid, in the section entitled Dealer Compensation:

For Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, Raymond James), an additional commission equal to 0.10% of the public offering price of the acquired Fund(s) will be paid by IFDI or its affiliates. In addition, Raymond James and/or its affiliated companies will be paid, by IFDI or its affiliates, additional annual compensation of between 0.02% and 0.05%, depending on the level of Fund assets held in Raymond James accounts. Notwithstanding anything contained in the above calculated amounts, Raymond James will receive compensation of a minimum of $15,000 per year from IFDI or its affiliates as part of IFDI and the Ivy Funds participating in this relationship.